Evergreen
Pathways Select Variable Annuity
CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center)
Updating Summary Prospectus
May 1, 2026
The Prospectus for the Evergreen Pathways Select Variable Annuity describes Contract Option L, an individual flexible premium deferred variable annuity and Contract Option C, an individual flexible premium deferred variable annuity (the Contract), issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”), is available and contains more information about the Contract, including its features, benefits and risks. You can find the current prospectus and other information about the Contract online at riversource.com/annuities. You can also obtain this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Evergreen Pathways Select Variable Annuity — Summary Prospectus 1

2 Evergreen Pathways Select Variable Annuity — Summary Prospectus

Key Terms
These terms can help you understand details about your contract.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Guarantee Period Accounts (GPAs): Options to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts are held in a non-unitized separate account. We periodically declare the guaranteed interest rates for the available guaranteed periods. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than
30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.
Retirement date: The date when annuity payouts are scheduled to begin.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.

Evergreen Pathways Select Variable Annuity — Summary Prospectus 3

Updated Information You Should Consider About the Contract

There have been no changes to the Contract during the applicable time period.

4 Evergreen Pathways Select Variable Annuity — Summary Prospectus

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Contract Option L. If you withdraw money during the first 4 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the Purchase Payment withdrawn. For example, if you make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a
$100,000 investment. This loss will be greater if there is a negative MVA, taxes, or tax penalties.
Contract Option C. No withdrawal charges.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than 30 days before the end of its guarantee period.
You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA.
For example, if you allocate $100,000 to a GPA with a 3-year guarantee period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
The following transactions when applied to a GPA, which we refer to as
"early withdrawals," are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease
it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than withdrawal charges and negative MVAs, we do not assess any transaction charges.

Evergreen Pathways Select Variable Annuity — Summary Prospectus 5

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by withdrawal charge schedule, death benefit option and size of Contract value)	1.71%	2.21%
	Fund options (Funds fees and expenses)(2)	0.39%	1.33%
	Optional benefits available for an additional charge(3)	0.25%	1.75%
(1) As a percentage of average daily contract value in the variable account. Includes the
Mortality and Expense Fee, Variable Account Administrative Charge, and Contract
Administrative Charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or the greater of Contract Value or applicable guaranteed benefit amount (varies by optional benefit). The Minimum is a percentage of contract value. The Maximum is a percentage of the greater of Contract value or minimum contract accumulation value (MCAV)
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,943	Highest Annual Cost: $4,233
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No additional purchase payments,
transfers or withdrawals
•No sales charge

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

6 Evergreen Pathways Select Variable Annuity — Summary Prospectus

	RISKS	Location in Statutory Prospectus
Is this a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract Option L has withdrawal charges which may reduce the value of your Contract if you withdraw money during the withdrawal charge period. Withdrawals may also reduce or terminate contract guarantees.
•Withdrawals may also be subject to taxes and tax penalties.
•Withdrawals from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or withdraw the value from the current GPA (all subject to applicable withdrawal, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income and optional living benefit guarantees, mean the contract is generally more beneficial to investors with a long term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option and the Guarantee Period Accounts (GPAs)
investment options, available for Contract Option L only, has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs)
What Are the Risk Related to Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about RiverSource Life, including our financial strength ratings, is available by contacting us at 1-800-862-7919.
Principal Risks of Investing in the Contract
RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the retirement date and once per contract year after the retirement date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs are subject to certain restrictions.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract – Transferring Among Accounts Substitution of Investments

Evergreen Pathways Select Variable Annuity — Summary Prospectus 7

	RESTRICTIONS	Location in Statutory Prospectus
Are There Any Restrictions on Contract Benefits?
Yes.
•Certain optional benefits limit or restrict the investment options you may select under the Contract. If you later decide you do not want to invest in those approved investment options, you must request a full surrender.
•Certain optional benefits may limit subsequent purchase payments.
•Withdrawals in excess of the amount allowed under certain optional benefits may substantially reduce the benefit or even terminate the benefit.
Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit rider – Investment Allocation Restrictions Buying Your Contract – Purchase Payments
TAXES
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your contract are taxed at ordinary income tax rates generally when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract – Contract Exchanges

8 Evergreen Pathways Select Variable Annuity — Summary Prospectus

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com. Depending on the optional benefits you choose, and contract application sign date, you may not be able to invest in certain funds. See table below, “Funds Available Under the Optional Benefits Offered Under the Contract”.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	AB VPS International Value Portfolio (Class B) AllianceBernstein L.P.	1.17%[1]	41.27%	10.19%	6.37%
Seeks long-term growth of capital.	AB VPS Relative Value Portfolio (Class B) AllianceBernstein L.P.	0.85%[1]	10.20%	11.15%	10.30%
Seeks long-term capital appreciation.	Allspring VT Discovery All Cap Growth Fund (Class 2) Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, subadviser.	1.00%[1]	15.27%	6.04%	13.57%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund (Class 2) Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, subadviser.	1.00%[1]	6.71%	8.94%	11.85%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund (Class 2) Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, subadviser.	1.16%	9.25%	(0.96%)	9.94%
Seeks capital appreciation.	BNY Mellon Investment Portfolios, Technology Growth Portfolio (Service Shares) BNY Mellon Investment Adviser, Inc., adviser; Newton Investment Management North America, LLC, subadviser.	1.07%	27.87%	8.96%	16.97%
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Acorn Fund Columbia Management Investment Advisers, LLC	0.86%[1]	4.47%	1.02%	8.66%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Cornerstone Growth Fund (Class 3) (previously Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)) Columbia Management Investment Advisers, LLC	0.84%	15.98%	13.90%	15.83%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.81%	14.49%	14.02%	13.45%

Evergreen Pathways Select Variable Annuity — Summary Prospectus 9

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.78%[1]	15.68%	11.74%	10.29%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 3) Columbia Management Investment Advisers, LLC	1.22%[1]	31.02%	(1.26%)	7.13%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.47%[1]	3.84%	2.88%	1.81%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	8.58%	3.76%	5.30%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.66%	9.04%	(0.54%)	2.65%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%[1]	17.43%	13.98%	14.35%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.82%	28.10%	13.46%	12.44%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.96%[1]	14.98%	7.40%	12.03%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.58%	9.06%	(0.19%)	1.79%

10 Evergreen Pathways Select Variable Annuity — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Linked Securities Fund (Class 3) (previously CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 3)) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.75%[1]	3.88%	(1.65%)	1.82%
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.95%	2.12%	9.51%	10.57%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio (Service Class 2) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.79%	21.24%	15.08%	15.49%
Seeks as high level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class 2) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.62%	6.93%	(0.21%)	2.45%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio (Service Class 2) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.80%	11.49%	9.83%	10.31%
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio (Service Class 2) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.97%	20.05%	6.35%	7.66%

Evergreen Pathways Select Variable Annuity — Summary Prospectus 11

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund (Class 2) Franklin Advisers, Inc.	0.72%	12.56%	7.66%	7.30%
Seeks long-term capital appreciation.	Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares) Goldman Sachs Asset Management, L.P.	0.81%[1]	9.39%	10.05%	10.02%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund (Series II Shares) Invesco Advisers, Inc.	1.00%	17.14%	15.14%	11.67%
Seeks capital appreciation.	Invesco V.I. Discovery Large Cap Fund (Series II Shares) Invesco Advisers, Inc.	1.05%[1]	12.53%	11.41%	13.94%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund (Series II Shares) Invesco Advisers, Inc.	1.11%	4.53%	3.64%	11.10%
Seeks capital appreciation.	Invesco V.I. Global Fund (Series II Shares) Invesco Advisers, Inc.	1.06%	15.05%	7.01%	10.72%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II Shares) Invesco Advisers, Inc.	1.09%	8.44%	8.07%	10.31%
The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.	LVIP American Century Inflation Protection Fund (Service Class) Lincoln Financial Investments Corporation, adviser; American Century Investment Management, Inc., subadviser.	0.81%[1]	6.33%	0.62%	2.61%
Seeks capital growth.	LVIP American Century Ultra® Fund (Service Class) Lincoln Financial Investments Corporation, adviser; American Century Investment Management, Inc., subadviser.	0.90%[1]	12.67%	11.52%	17.00%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund (Service Class) Lincoln Financial Investments Corporation, adviser; American Century Investment Management, Inc., subadviser.	0.86%[1]	15.85%	11.47%	10.07%

12 Evergreen Pathways Select Variable Annuity — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Putnam VT Global Health Care Fund (Class IB Shares) Putnam Investment Management, LLC, adviser; Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC, subadvisers.	1.00%	15.05%	7.71%	8.36%
Seeks capital appreciation.	Putnam VT Small Cap Value Fund (Class IB Shares) Putnam Investment Management, LLC, adviser; Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited, subadvisers.	1.02%	5.27%	10.99%	9.13%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund (Class 2) Franklin Advisers, Inc.	0.75%[1]	15.73%	(0.96%)	(0.15%)
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.04%	17.63%	8.13%	9.06%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.04%	17.63%	8.13%	9.06%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.89%[1]	10.21%	1.62%	3.53%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.89%[1]	10.21%	1.64%	3.53%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.95%	9.17%	1.15%	3.33%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.97%	11.02%	2.66%	4.53%

Evergreen Pathways Select Variable Annuity — Summary Prospectus 13

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	1.01%	14.75%	5.83%	6.95%
Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	12.87%	4.29%	5.82%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.96%	13.86%	4.91%	6.42%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.96%	13.84%	4.92%	6.42%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.00%	15.71%	6.44%	7.71%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.00%	15.68%	6.44%	7.71%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.94%	12.10%	3.18%	4.92%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.94%	12.13%	3.19%	4.92%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.97%[1]	7.21%	6.73%	7.20%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”

14 Evergreen Pathways Select Variable Annuity — Summary Prospectus

Funds Available Under the Optional Benefits Offered Under the Contract
For contracts issued with the optional living benefit riders, you are required to invest in the Portfolio Navigator or Portfolio Stabilizer funds listed below (See “Portfolio Navigator Program (PN Program) and Portfolio Stabilizer Funds”):
Portfolio Navigator Funds:
1.Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
2.Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)
3.Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)
4.Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)
5.Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)
Portfolio Stabilizer Funds:
1.
Variable Portfolio – Managed Risk Fund (Class 2)
2.
Variable Portfolio – Managed Risk U.S. Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
5.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7.
Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
8.
Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
9.
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
The following is a list of investment options that earn fixed interest for a specified term currently available under the contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See table above “Funds Available Under the Optional Benefits Offered Under the Contract.” See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” in the prospectus for more information about the fixed interest investment options.
Note: A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments – Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate
1 Year Guarantee Period Account	1 Year	0%
2 Year Guarantee Period Account	2 Years	0%
3 Year Guarantee Period Account	3 Years	0%
4 Year Guarantee Period Account	4 Years	0%
5 Year Guarantee Period Account	5 Years	0%
6 Year Guarantee Period Account	6 Years	0%
7 Year Guarantee Period Account	7 Years	0%
8 Year Guarantee Period Account	8 Years	0%
9 Year Guarantee Period Account	9 Years	0%
10 Year Guarantee Period Account	10 Years	0%

Evergreen Pathways Select Variable Annuity — Summary Prospectus 15

The prospectus and Statement of Additional Information (SAI) include additional information about the Contract. The prospectus and SAI, dated the same date as this summary prospectus, are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy of the prospectus, SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
USP9029_12_E01_(05 /26)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044117; C000267005
©2008-2026 RiverSource Life Insurance Company. All rights reserved.